UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                                              Date of report (Date of earliest event reported):       August 5, 2014

CVD EQUIPMENT CORPORATION
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

New York
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction of Incorporation or Organization)

                                                                  1-16525                                                                                                11-2621692
                                                            (Commission File Number)                                                                (IRS Employer Identification No.)

355 South Technology Dr. Central Islip, New York 11722
(Address of Principal Executive Offices, Including Zip Code)

(631) 981-7081
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Registrant’s Telephone Number, Including Area Code)

---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

☐ ☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

On August 5, 2014, CVD Equipment Corporation (the “Company) and HSBC Bank USA, National Association (“HSBC”) entered into an Amendment No. 2 and Waiver to Credit Agreement (the “Amendment”).

The Amendment amended the original Credit Agreement between the Company and HSBC entered into in August of 2011 (the “Original Credit Agreement”) by (a) extending the termination date of the existing Revolving Credit Facility for one (1) year through and including August 5, 2015; and (b) waiving compliance with the Fixed Charge Coverage Ratio (as such term is defined in the Original Credit Agreement) covenant for the fiscal quarter ended June 30, 2014.  Notwithstanding the aforementioned waiver of compliance, the Company was in compliance with such covenant at June 30, 2014.

The foregoing is a summary of the material terms of the Amendment and qualified in its entirety by the terms of the Amendment, a copy of which is hereby filed as Exhibit 10.1 to this Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(c) Exhibits.

10.1           Amendment No. 2 and Waiver to Credit Agreement dated August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2014	CVD EQUIPMENT CORPORATION /s/ Leonard A. Rosenbaum
Name: Leonard A. Rosenbaum
Title: Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)